                                                                     EXHIBIT 99



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE



                                        Case No.:   399-02649 THROUGH 399-02680
                                                    ----------------------------
In re:
SERVICE MERCHANDISE COMPANY, INC.
-----------------------------------
                                        Judge:      PAINE
                                                    ----------------------------
                                        Chapter 11
Debtor(s)


       MONTHLY OPERATING REPORT FOR PERIOD ENDING            October 31, 1999
                                                            -------------------

    COMES NOW,       SERVICE MERCHANDISE COMPANY, INC.
                      ----------------------------------------------------------


Debtor-In-Possession, and hereby submits its Monthly Operating Report for the
period commencing                                             October 4, 1999
                                                              ---------------
and ending   October 31, 1999   as shown by the report and exhibits consisting
             -----------------
of  16   containing the following as indicated:
  -----

  X    Monthly Reporting Questionnaire (Attachment 1)
 ---

  X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
 ---

 N/A   Summary of Accounts Receivable (Form OPR-3)
 ---

  X    Schedule of Postpetition Liabilities (Form OPR-4)
 ---

  X    Statement of Income (Loss) (Form OPR-5)
 ---


  I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:                        DEBTOR - IN - POSSESSION
      ---------------------

                             By:
                                             -----------------------------------

                             Name and Title: TOM GARRETT, SENIOR VICE PRESIDENT
                                             -----------------------------------
                                             & CFO
                                             -----------------------------------

                             Address:        7100 SERVICE MERCHANDISE DRIVE
                                             -----------------------------------
                                             BRENTWOOD, TENNESSEE 37027
                                             -----------------------------------

                             Telephone No:   660-3477
                                             -----------------------------------


Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 04, 1999 THROUGH OCTOBER 31, 1999

1. PAYROLL


                                                                                 WAGES                           TAXES
     OFFICERS                         TITLE                               GROSS           NET              DUE           PAID
--------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO               CHIEF EXECUTIVE OFFICER                        50,188.10      31,788.27        4,515.25       13,314.16

STEVE MOORE              SENIOR VICE PRESIDENT, CHIEF
                         ADMINISTRATIVE OFFICER, GENERAL
                         COUNSEL & SECRETARY                            26,982.03      18,030.13        2,198.69        6,523.46

TOM GARRETT              SENIOR VICE PRESIDENT & CFO                    24,318.55      17,524.19        1,648.99        4,848.38
GARY SEASE               SENIOR VICE PRESIDENT, LOGISTICS               25,507.28      16,576.01        2,054.12        6,076.38
CHARLES SEPTER           PRESIDENT & CHIEF OPERATING OFFICER            39,229.81      24,613.40        3,417.43       10,259.92

KENNETH BRAME            SENIOR VICE PRESIDENT, INFORMATION
                         SERVICES & CHIEF INFORMATION OFFICER           23,118.27      15,577.35        1,762.74        5,341.49

ROBERT J. PINDRED        VICE PRESIDENT AND TREASURER                   19,607.64      14,157.52          507.36        4,101.16
J0E M. ELLIOTT           AVP, PROPERTY ADMINISTRATION                    8,139.03       5,574.21          363.55        1,057.12
ERIC KOVATS              VP, STORES                                     17,368.47      12,164.20        1,181.10        3,475.02
KARREN PRASIFKA          ASSISTANT GENERAL COUNSEL VP                   14,359.65       9,842.40        1,024.97        3,411.38
SUZY WILSON              ASSISTANT LEGAL VICE PRESIDENT                  1,780.77       1,423.31            --            357.43
BILLY STEWART            ASSISTANT TAX VICE PRESIDENT, TAX               6,548.48       4,888.38          217.12          642.54
KENNETH A CONWAY         VICE PRESIDENT AND CONTROLLER                  12,335.22       8,819.64          846.69        2,508.19


The associates listed below received relocation which is included in the amounts above.
ROBERT PINDRED                                                           8,819.60
KARREN PRASIFKA                                                            369.18

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

2. INSURANCE


                                                                     COVERAGE        POLICY      EXPIRATION   PREMIUM  DATE COVERAGE
TYPE                            NAME OF CARRIER                       AMOUNT         NUMBER         DATE       AMOUNT    PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                        Security Ins Co of Hartford        $5 Million      CCIPW12011      5/1/00     $921,750     5/1/00
                                Commonwealth                       $5 Million      US2387          5/1/00     $ 92,419     5/1/00
                                Westchester Fire                   $15 Million     1XA394310       5/1/00     $ 75,000     5/1/00
                                Allianz Insurance Co               $12 Million     CLP1034720      5/1/00     $ 30,000     5/1/00
                                TIG Insurance Co                   $13 Million     XPT38797554     5/1/00     $ 32,500     5/1/00
                                Westchester Fire                   $30 Million     1XA394311       5/1/00     $ 15,000     5/1/00
                                Allianz Insurance Co               $12 Million     CLP1034720      5/1/00     $ 22,500     5/1/00
                                Allianz Insurance Co               $25 Million     CLP1034720      5/1/00     $ 10,000     5/1/00
Boiler & Machinery              Hartford Steam Boiler              $10 Million     BMTBD           5/1/00     $ 11,900     5/1/00
Transit                         Security Ins Co of Hartford        $1 Million      CCIMG72820      5/1/00     $ 10,000     5/1/00
Ocean Cargo                     Phoenix Assurance Co of NY         $10 Million     CR37211         5/1/00     $ 40,000     5/1/00
Special Crime                   Reliance Insurance Co              $25 Million     NFK1951937      5/1/02     $ 13,458     5/1/02
Crime                           National Union Fire Ins Co         $10 Million     858-0797        3/1/00     $ 56,505     3/1/00
Fiduciary                       National Union Fire Ins Co         $10 Million     267-81-30       3/1/00     $ 19,462     3/1/00
Employment Practices            Chubb Insurance Co                 $10 Million     81278901A       3/1/00     $221,575     3/1/00
Liability                       Royal Insurance Co                 $10 Million     PSF000010       3/1/00     $ 88,200     3/1/00
Directors & Officers            Continental Insurance Co           $10 Million     300714943       3/1/01     $453,500     3/1/01
                                Chubb Insurance Co                 $10 Million     81278902-A      3/1/01     $266,666     3/1/01
                                Royal Insurance Co                 $10 Million     PSF000009       3/1/01     $133,000     3/1/01
Umbrella                        Federal Insurance Co               $50 Million     79763295        1/1/02     $ 79,196     1/1/00
Excess Liability                American Guarantee & Liab          $50 Million     EUO2876107-01   1/1/00     $ 25,000     1/1/00
International                   Cigna Insurance Co                 $1 Million      PHFTBD          1/1/00     $  2,500     1/1/00
Punitive Damages                Chubb Atlantic Indemnity           $50 Million     PUNTBD1         1/1/00     $ 17,160     1/1/00
Punitive Damages - Excess       Zurich International Bermuda       $50 Million     PUNTBD2         1/1/00     $  5,000     1/1/00
General Liability - Va. Beach   Hartford Fire Insurance Co         $2 Million      20UENTBD        1/1/00     $  8,020     1/1/00
General Liability               Cigna Insurance Co                 $5 Million      XSLG19307931    1/1/00     $ 13,225     1/1/00
Workers' Compensation           Pacific Employers Ins Co           Statutory       WLRC42316830    1/1/00     $ 17,797     1/1/00
WC Excess                       Cigna Insurance Co                 Statutory       XWCO11865       1/1/00     $  1,748     1/1/00
WC Contractual Indemnity        Illinois Union Insurance Co        Statutory       CTPG19307992    1/1/00     $  4,990     1/1/00
Auto                            Pacific Employers Ins Co           $1 Million      ISAHO7569488    1/1/00     $  2,742     1/1/00


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS



CASH IN STORES AND HOME OFFICE

HOME OFFICE                                                        $   11,750
RETAIL SAFE FUNDS                                                  $2,055,897

CORPORATE ACCOUNTS                                                 $9,573,896

STORE DEPOSITORY ACCOUNTS

FIRST TENNESSEE                                                    $1,475,025
FIRSTAR                                                            $   51,355
SOCIETY NATIONAL BANK                                              $  434,670
BANK OF BOSTON                                                     $  531,455
BANK OF BOSTON CONNECTICUT                                         $  262,260
MERCANTILE BANK                                                    $  221,116
FIRST UNION                                                        $3,430,000
HARRIS TRUST                                                       $  961,186
BANK ONE LOUISIANA                                                 $  789,662
FLEET                                                              $  143,995
ABN - AMRO BANK                                                    $  262,102
COMERICA BANK                                                      $  336,171
AM SOUTH                                                           $  341,686
BANK OF AMERICA CALIFORNIA                                         $  183,505
FIRST AMERICAN NATIONAL BANK                                       $  128,370
HERITAGE BANK OF NEVADA                                            $    2,077
BANK OF OKLAHOMA                                                   $  226,203
CHASE BANK OF TEXAS                                                $  965,594



HIBERNIA                                                           $    55,716
SINGLE STORE DEPOSITORY ACCOUNTS                                   $   793,278
FIRST NATIONAL BANK OF MARYLAND                                    $    59,182
FIFTH THIRD BANK                                                   $    42,090
WELLS FARGO BANK                                                   $   110,857
NATIONSBANK                                                        $ 1,455,490
NBD                                                                $   119,528
PNC BANK                                                           $   321,920
BANK ONE, TEXAS                                                    $    80,564

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY
 CREDIT CARD COMPANY)                                              $15,844,954

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                     $   172,099
OTHER CASH ACCOUNTS                                                $ 1,651,437

TOTAL CASH PER GENERAL LEDGER                                       43,095,089

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

RECEIPTS AND DISBURSEMENTS
PERIOD:  OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999
(DOLLARS IN THOUSANDS)


                                                  ACTUAL          ACTUAL           ACTUAL           ACTUAL            TOTAL

                                         MONDAY   10/4/99        10/11/99         10/18/99         10/25/99          10/4/99
                                         SUNDAY  10/10/99        10/17/99         10/24/99         10/31/99         10/31/99
                                                --------------------------------------------------------------------------------

Receipts:
    Sales Receipts                              $ 33,171         $ 31,904         $ 31,964         $ 34,568         $ 131,607
    Miscellaneous Receipts                         1,300               13              626             --               1,939
                                             -----------------------------------------------------------------------------------
    Total Available collections                   34,471           31,917           32,590           34,568           133,546


Disbursements:
    Merchandise disbursements                     33,662           38,114           55,590           44,295           171,661
    Non-merchandise disbursements                 23,147           17,305           20,253           21,052            81,757
                                             -----------------------------------------------------------------------------------
Total Disbursements:                            $ 56,809         $ 55,419         $ 75,843         $ 65,347         $ 253,418
                                             -----------------------------------------------------------------------------------

Change in cash                                  $(22,338)        $(23,502)        $(43,253)        $(30,779)        $(119,872)
                                             -----------------------------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

4. PAYMENTS TO PROFESSIONALS OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999


  VENDOR #                    VENDOR NAME                                           CHECK AMT.       CHECK DATE      CHECK #
-----------------------------------------------------------------------------------------------------------------------------
57117             Deloitte & Touche                                                $ 78,799.00         10/6/99      30020374
94005             Donald A Blum                                                    $  1,006.25        10/15/99      30021548
99459             Robert L. Berger & Associates                                    $ 15,531.31        10/25/99      B0019885
63078             Weil Gotshal & Manges                                            $ 18,777.66        10/25/99      B0019899
71217             Bass, Berry & Sims                                               $ 78,102.40        10/25/99      B0019900
71217             Bass, Berry & Sims                                               $103,959.68        10/25/99      B0019901
79108             Ernst & Young                                                    $172,897.00        10/25/99      B0019902
95384             Deloitte & Touche                                                $  5,557.05        10/25/99      B0019903
98378             Skadden, Arps, Slate, Meagher & Flom                             $414,855.00        10/25/99      B0019904
99104             Jay Alix & Associates                                            $205,146.16        10/25/99      B0019905
99104             Jay Alix & Associates                                            $222,701.10        10/25/99      B0019906
99444             Sitrick & Company                                                $ 39,186.58        10/25/99      B0019907
99454             Harwell, Howard, Hyne, Gabbert, & Manner PC, Inc.                $ 20,207.02        10/25/99      B0019908
98378             Skadden, Arps, Slate, Meagher & Flom                             $416,209.00        10/25/99      B0019909
99391             Otterbourg, Steindler, Houston, Rosen PC                         $179,204.66        10/25/99      B0019910
100906            Peter J. Solomon Company Limited                                 $145,388.08        10/25/99      B0019911
50995             Brann & Isaacson                                                 $    586.28        10/26/99      30023079
57117             Deloitte & Touche                                                $ 23,678.25        10/26/99      30023082
44013             McCarter & English                                               $      2.30        10/28/99      30023485
53703             Barron & Stadfeld                                                $    124.20        10/28/99      30023487
67017             Barkley & Thompson                                               $    868.25        10/28/99      30023488
85716             Rissman, Weisberg, Barrett, Hurt, Donahue & McClain PA           $     74.28        10/28/99      30023491
94280             Best, Sharp, Holden, Best, Sullivan & Kempfert                   $     12.50        10/28/99      30023495
95911             Kelly Lucas & Pacifico LLP                                       $  3,450.00        10/28/99      30023502
96221             Holt & Babbington                                                $    234.57        10/28/99      30023503
96684             Jeffrey S Sherbow PC                                             $    232.95        10/28/99      30023504
97660             Schnader, Harrison, Segal & Lewis LLP                            $      5.88        10/28/99      30023506
95911             Kelly Lucas & Pacifico LLP                                       $  2,250.00        10/29/99      30023671



CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                     ACTUAL      FORECAST      FORECAST      FORECAST
                                    11/7/99      11/14/99      11/28/99       1/2/00
                                   --------------------------------------------------

Ending Total Revolver Balance      $350,292      $386,536      $399,949      $ 93,830
Term Loan                          $ 99,500      $ 99,500      $ 99,500      $ 99,500
Standby Letters of Credit          $ 27,649      $ 27,649      $ 27,649      $ 27,649
Trade Letters of Credit            $ 57,601      $ 54,152      $ 47,255      $ 39,641
                                   --------      --------      --------      --------
Total Extensions of Credit         $535,042      $567,837      $574,353      $260,620
                                   --------      --------      --------      --------

Borrowing Base                     $701,094      $741,415      $750,000      $547,704

Availability                       $166,052      $173,578      $175,647      $287,084


FORM OPR - 1 AND 2  SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR - IN - POSSESSION)
                                   (IN THOUSANDS)



                                                             OCTOBER 31,     OCTOBER 3,
                                                                1999           1999
ASSETS
Current Assets:
     Cash and cash equivalents                                $   43,095    $   36,923
     Accounts receivable                                          20,302        18,742
     Inventories                                                 890,121       772,299
     Prepaid expenses and other assets                     (a)    57,498        78,666
                                                              ----------    ----------

     TOTAL CURRENT ASSETS                                      1,011,016       906,631
                                                              ----------    ----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation               356,783       359,057
     Capitalized leases, net of accumulated amortization          13,786        14,012
                                                              ----------    ----------

                    TOTAL PROPERTY AND EQUIPMENT                 370,570       373,069
                                                              ----------    ----------

     Other assets and deferred charges                     (b)    55,570        62,281
                                                              ----------    ----------

     TOTAL ASSETS                                             $1,436,658    $1,341,981
                                                              ==========    ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                   $  326,221    $  203,633
     Accounts payable                                            112,781       112,833
     Accrued expenses                                            165,874       166,404
     State & local sales tax                                      15,593        16,008
     Current maturities of long-term debt                          1,000         1,000
                                                              ----------    ----------

     TOTAL CURRENT LIABILITIES                                   621,469       499,879



FORM OPR - 1 AND 2  SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR - IN - POSSESSION)
                                   (IN THOUSANDS)



                                                             OCTOBER 31,      OCTOBER 3,
                                                                1999            1999

Long-Term Liabilities:
     Long-term debt                                              98,500          98,500
Liabilities Subject To Compromise:
     Accrued restructuring costs                                 52,912          55,353
     Capitalized lease obligations                               30,998          31,333
     Long-term debt                                             435,099         439,558
     Accounts payable                                           189,913         190,749
     Accrued expenses                                            68,679          67,379
                                                            -----------     -----------
     Total Liabilities Subject To Compromise                    777,600         784,372

     TOTAL LIABILITIES                                        1,497,569       1,382,751
                                                            -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                50,012          50,012
     Additional paid-in-capital                                   6,465           4,965
     Deferred compensation                                         (780)           (800)
     Accumulated other comprehensive loss                          (869)           (869)
     Retained (deficit) earnings                               (115,738)        (94,077)
                                                            -----------     -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (60,910)        (40,770)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY   $ 1,436,658     $ 1,341,981
                                                            ===========     ===========



     (a) Prepaid expenses and other assets decreased primarily due to cash in advance payments decreasing by approximately $11,000.

     (b) Net restricted cash decreased by approximately $6 million primarily due to adequate protection payments.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 10/31/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  10/31/99
FORM OPR-4


                                                  TOTAL              CURRENT
                                                ---------           ---------
Trade Accounts Payable (Merchandise)            $ 112,781           $ 112,781


                                                  TOTAL              CURRENT
                                                ----------          ---------
Expense & other payables                        $ 165,874           $ 165,874


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


                                              DATE        DATE          TOTAL              0-30
         TAXES PAYABLE                      INCURRED      DUE            DUE               DAYS
                                           -------------------------------------------------------

Federal Income Tax                       ** Various      Various      8,411,448         8,411,448

State Income Tax                            Various      Various        121,933           121,933
                                                                     -----------------------------

                        SUBTOTAL                                      8,533,381         8,533,381
                                                                     -----------------------------


Sales/Use Tax                   SUBTOTAL    Various      Various     15,592,510        15,592,510
                                                                     -----------------------------

Personal Property Tax                    *  Various      Various      1,028,687         1,028,687

Real Estate Taxes                        *  Various      Various      8,203,034         8,203,034

Inventory Taxes                          *  Various      Various      1,422,934         1,422,934

Gross Receipts/Bus Licenses              *  Various      Various        165,029           165,029

Franchise Taxes                          *  Various      Various        401,597           401,597
                                                                     -----------------------------

                        SUBTOTAL                                     11,221,281        11,221,281
                                                                    ------------------------------

                                                                    ==============================
           TOTAL TAXES PAYABLE                                       35,347,172        35,347,172
                                                                    ==============================


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 4, 1999 THROUGH OCTOBER 31, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                            DATE                           TOTAL DUE
                                          INCURRED        DATE DUE    (10/31/99 BALANCE)
                                        ------------------------------------------------
POST PETITION SECURED DEBT
     Revolver Borrowings                   3/27/99        6/30/01         326,221
     Facility Standby Letters of Credit    3/27/99        6/30/01          27,514
     Facility Trade Letters of Credit      3/27/99        6/30/01          61,266
     Term Loans                            3/27/99        6/30/01          99,500
                                                                       ----------
     TOTAL EXTENSIONS OF CREDIT                                           514,501

POST PETITION UNSECURED DEBT                                                 --

ACCRUED INTEREST PAYABLE                                                $   1,758


FORM OPR-5      SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



                                                                       ACTIVITY
                                                                   OCTOBER 4, 1999
                                                                       THROUGH
                                                                   OCTOBER 31, 1999
                                                                  -----------------

Net Sales                                                             $ 121,968

Costs of merchandise sold and buying and occupancy expense               91,955
                                                                      ---------

Gross margin after cost of merchandise sold and buying
  and occupancy expenses                                              $  30,012

Selling, General and Administrative Expenses:
    Employment Expense                                                   25,109
    Net Advertising                                                      11,148
    Banking and Other Fees                                                1,657
    Real Estate and Other Taxes                                           1,785
    Supplies                                                              1,795
    Communication and Equipment                                             571
    Travel                                                                  548
    UCC and Other Services                                         (a)   (3,142)
    Legal and Professional                                                  481
    Sales and Shipping                                                      134
    Insurance                                                               683
    Miscellaneous                                                           (72)
    Credit Card Services                                                    (54)
                                                                      ---------
Total Selling, General and Administrative Expenses                       40,643





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

FORM OPR-5      SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                          ACTIVITY
                                                                      OCTOBER 4, 1999
                                                                          THROUGH
                                                                      OCTOBER 31, 1999
                                                                      -----------------

Other expense/(income), net                                                   2,332

Restructuring charge                                                    (b)  (2,085)

Depreciation and amortization                                                 3,079
                                                                           --------

Earnings (loss) before interest, reorganization items, and income tax       (13,958)

Interest expense - debt                                                       4,389
Interest expense - capitalized leases                                           316
                                                                           --------

Earnings (loss) before reorganization items, and income tax                 (18,663)

Reorganization Items:
     Legal and professional                                                   1,759
     Miscellaneous fees                                                         196
     Close store charges                                                      1,045
                                                                           --------
     Total Reorganization Items                                               3,000

Earnings (loss) before income tax                                           (21,663)
     Income tax benefit                                                        --
                                                                           --------
Net earnings (loss)                                                        $(21,663)
                                                                           ========



(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.

(b) Includes restructure charge accrual true-up on auctioned real estate properties.



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